CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on N-6 of Pruco Life of New Jersey Variable Appreciable Account (“Registration Statement”) of our reports dated April 11, 2019, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 7, 2019, relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 11, 2019

Appendix A

•	Prudential Government Money Market Portfolio

•	Prudential Diversified Bond Portfolio

•	Prudential Equity Portfolio (Class I)

•	Prudential Flexible Managed Portfolio

•	Prudential Conservative Balanced Portfolio

•	Prudential High Yield Bond Portfolio

•	Prudential Stock Index Portfolio

•	Prudential Value Portfolio (Class I)

•	Prudential Natural Resources Portfolio (Class I)

•	Prudential Global Portfolio

•	Prudential Government Income Portfolio

•	Prudential Jennison Portfolio (Class I)

•	Prudential Small Capitalization Stock Portfolio

•	T. Rowe Price International Stock Portfolio

•	Janus Henderson VIT Research Portfolio (Institutional Shares)

•	MFS® Growth Series (Initial Class)

•	American Century VP Value Fund (Class I)

•	Franklin Small-Mid Cap Growth VIP Fund (Class 2)

•	Prudential SP Small Cap Value Portfolio (Class I)

•	Janus Henderson VIT Research Portfolio (Service Shares)

•	SP Prudential U.S. Emerging Growth Portfolio (Class I)

•	Prudential SP International Growth Portfolio (Class I)

•	Janus Henderson VIT Overseas Portfolio (Service Shares)

•	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)

•	M Large Cap Growth Fund

•	M International Equity Fund

•	M Large Cap Value Fund

•	AST Cohen & Steers Realty Portfolio

•	AST J.P. Morgan Strategic Opportunities Portfolio

•	AST T. Rowe Price Large-Cap Value Portfolio

•	AST Small-Cap Growth Opportunities Portfolio

•	AST Small-Cap Value Portfolio

•	AST Goldman Sachs Mid-Cap Growth Portfolio

•	AST Loomis Sayles Large-Cap Growth Portfolio

•	AST MFS Growth Portfolio

•	AST BlackRock Low Duration Bond Portfolio

•	AST T. Rowe Price Natural Resources Portfolio

•	AST MFS Global Equity Portfolio

•	AST J.P. Morgan International Equity Portfolio

•	AST Templeton Global Bond Portfolio

•	M Capital Appreciation Fund

•	American Century VP Mid Cap Value Fund (Class I)

•	AST Hotchkis & Wiley Large-Cap Value Portfolio

•	AST Small-Cap Growth Portfolio

•	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)

•	Prudential Jennison 20/20 Focus Portfolio (Class I)

•	MFS® Utilities Series (Initial Class)

•	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)

•	AST T. Rowe Price Large-Cap Growth Portfolio

•	AST BlackRock/Loomis Sayles Bond Portfolio

•	AST T. Rowe Price Asset Allocation Portfolio

•	AST Wellington Management Hedged Equity Portfolio

•	AST Balanced Asset Allocation Portfolio

•	AST Preservation Asset Allocation Portfolio

•	AST Fidelity Institutional AM℠ Quantitative Portfolio

•	AST Prudential Growth Allocation Portfolio

•	AST Advanced Strategies Portfolio

•	AST RCM World Trends Portfolio

•	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)

•	AST BlackRock Global Strategies Portfolio

•	TOPS® Aggressive Growth ETF Portfolio (Class 2)

•	TOPS® Balanced ETF Portfolio (Class 2)

•	TOPS® Conservative ETF Portfolio (Class 2)

•	TOPS® Growth ETF Portfolio (Class 2)

•	TOPS® Moderate Growth ETF Portfolio (Class 2)

•	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)

•	TOPS® Managed Risk Growth ETF Portfolio (Class 2)

•	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)

•	American Funds IS Growth Fund (Class 2)

•	American Funds IS Growth-Income Fund (Class 2)

•	Fidelity® VIP Contrafund® Portfolio (Service Class 2)

•	Fidelity® VIP Mid Cap Portfolio (Service Class 2)

•	Templeton Growth VIP Fund (Class 2)

•	Hartford Capital Appreciation HLS Fund (Class IB)

•	Hartford Disciplined Equity HLS Fund (Class IB)

•	Hartford Dividend and Growth HLS Fund (Class IB)

•	American Funds IS International Fund (Class 2)

•	Franklin Income VIP Fund (Class 2)

•	Franklin Mutual Shares VIP Fund (Class 2)

•	MFS® Total Return Bond Series (Initial Class)

•	MFS® Value Series (Initial Class)

•	Hartford Growth Opportunities HLS Fund (Class IB)

•	American Funds IS Blue Chip Income and Growth Fund (Class 2)

•	Fidelity® VIP Index 500 Portfolio (Service Class 2)

•	Invesco V.I. Growth and Income Fund (Series I)

•	AST International Value Portfolio

•	Calvert VP NASDAQ 100 Index Portfolio (Class F)

•	Calvert VP S&P MidCap 400 Index Portfolio (Class F)